                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                October 26, 2004

                              VIEWPOINT CORPORATION
             (Exact name of registrant as specified in its charter)

Delaware                       0-27168                    95-4102687
--------                       -------                    ----------
(state or other juris-         (Commission             (I.R.S. Employer
diction of incorporation)      File Number)          (Identification No.)


498 Seventh Avenue, Suite 1810, New York, NY                  10018
--------------------------------------------                  -----
  (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (212) 201-0800
                                                    --------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         (d) Acting by unanimous written consent, the Board of Directors of Viewpoint Corporation elected Patrick Vogt to the Board effective October 26, 2004. A copy of the press release announcing Mr. Vogt's election to the Board of Directors of Viewpoint is attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VIEWPOINT CORPORATION



                                              /s/ William H. Mitchell
                                            -------------------------
                                            William H. Mitchell
                                            Chief Financial Officer

Dated:  October 29, 2004